Investor Presentation Third Quarter 2021 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election), use of equity raise proceeds and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the uncertainty and economic impact of the ongoing coronavirus (COVID-19) pandemic and the measures taken by the government to address it, including the impact on our business, financial condition, liquidity and results of operations due to a significant decrease in economic activity and disruptions in our financing operations, among other factors, changes in interest rates, increased costs of borrowing, decreased interest spreads, credit risks underlying the Company’s assets, especially related to the Company’s mortgage credit investments, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future core earnings, changes in the Company’s returns, changes in the use of the Company’s tax benefits, the Company’s ability to qualify and maintain qualification as a REIT, changes in the agency MBS asset yield, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s investment strategy, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, and general economic, political, regulatory and market conditions. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents

COMPANY SNAPSHOT

Company Snapshot Real estate investment trust (“REIT”) Internally-managed High return investment classes: Agency MBS Highly liquid residential MBS that carry a credit guarantee from Fannie Mae or Freddie Mac Mortgage Servicing Right (“MSR”) Related Assets Financing receivables with a mortgage servicing counterparty for which the investment return is based upon the performance of a pool of MSRs Single-Family Residential (“SFR”) Rental Properties Investment strategy focused on acquiring, leasing and operating single-family residential homes as rental properties Mortgage Credit Investments Includes MBS or mortgage loans secured by residential or commercial real property Reflects the Company’s net investment of $12.4 million in a variable interest entity with gross assets and liabilities of $19.8 million and $7.4 million, respectively, that is consolidated for GAAP financial reporting purposes. Investable capital represents shareholders’ equity plus long-term unsecured debt. Arlington Asset Investment Corp. Summary

Transitioning into Diversified Investment Platforms 9.9x Leverage (2) 1.5x Leverage (2) 1.8x Leverage (2) Transitioning into multiple investment channels that compliment historical agency MBS strategy Mortgage servicing rights (“MSR”) Single-family residential (“SFR”) rental properties Mortgage credit Diversifies investment risk and should improve level and reliability of returns over time Target new investment classes that: Are less commoditized with higher barriers of entry Offer attractive unlevered returns Provide opportunity to use term financing structures where available Capital Allocation (1) Capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital.

Diversified and Complimentary Return Profile Agency MBS Mortgage Servicing Rights Single-Family Residential Rental Properties Mortgage Credit Principal and interest guaranteed by Fannie Mae or Freddie Mac Funded with short-term repurchase agreements Subject to interest rate and prepayment risk Hedged with interest rate swaps and Treasury futures 8.0% to 12.0% 7.0x to 9.0x Asset Class Targeted Return and Leverage (1) Recently originated pools of Fannie Mae and Freddie Mac loans Partnering with licensed, GSE approved servicer Ability to prudently leverage through access to funding facility Subject to interest rate and prepayment risk Complimentary to agency MBS 8.0% to 11.25%(2) 0.0x to 0.5x Current return 8.0% to 11.75% Total return(3) 8.0% to 21.75%(2) 2.0x to 3.0x 10.0% to 16.0% 0.0x to 10.0x Acquiring, operating and leasing SFR rental properties Partnering with leading asset manager offers ability to leverage partner’s scale Funded with fixed-rate long-term non-recourse financing Attractive current yields plus ability to realize home price appreciation over time Mortgage loans or MBS collateralized by mortgage loans Residential business purpose mortgage loans Commercial mortgage loans Residential mortgage loans Funded with non-recourse term securitization where available Targeted return and leverage are for illustrative purposes only. Any assumptions and estimates used may not be accurate and cannot be relied upon. Actual returns for any given period may differ materially from these examples. Net of direct expenses and estimated partner fees including potential incentive fees. Total return includes potential annual home price appreciation of 1% to 4% and is net of direct expenses and partner fees.

Increasing Allocation to Complimentary MSRs with Attractive Returns Strategic relationship with licensed, GSE approved mortgage servicer Cost effective and lower risk channel for investing in MSRs Do not incur direct cost and regulatory risk of holding licenses directly Strategic Partnership Complimentary to Agency MBS As interest rates rise and mortgage durations extend, MSRs generally increase in value while agency MBS generally decrease in value Opportunity to increase combined agency MBS and MSR returns by replacing negative carry interest rate swap hedges with positive carry MSRs Attractive Returns Attractive unlevered returns in high single digits Ability to prudently leverage to increase potential returns Targeting Lower Risk MSR Pools Pools of Fannie Mae and Freddie Mac loans Focus on recently originated loans Targeting lower coupon loan pools to mitigate prepayment risk

Launched New Initiative in Single-Family Residential Property Rentals Partnering with leading asset manager with approximately $140B of AUM including $1.1B in 4,200 SFR properties in 18 markets Enables AAIC to leverage partner’s scale, intellectual capital and access to investment opportunities Strategic Relationship Favorable Supply Demand Dynamics Population growth driving strong housing demand Declining housing affordability increasing home rental demand Limited housing supply SFR Program Overview Committed to invest up to $50M of capital in $200M of houses Currently targeting seven growth markets Focusing on high quality, newer homes Attractive current yields plus ability to realize home price apprec. Attractive Debt Financing Structures Increasingly attractive and flexible financing structures for institutional investors Arlington has a $150M fixed-rate 5-year term financing facility

Favorable Supply Demand Dynamics in Single-Family Residential US population growth driving housing demand Millennial generation desire more space Largest US age cohorts entering home-formation years Limited new housing supply Sources: US Census Bureau, Eurostat, World Bank and National Institute of Population and Social Security Research. Demographic Trends Support SFR Overall housing demand fueled by strong population growth Post pandemic demand increase for single-family homes Leading to increased demand for single-family homes over apartments Limited New Housing Supply Newly constructed units do not meet budget of typical entry level buyer Builders have focused on “move-up” buyer at the expense of entry level buyer

Illustrative Single-Family Residential Rental Economic Returns This illustrative model is not intended to predict outcomes. This model is only intended to illustrate how different assumptions will impact the results. All returns and expenses are based on a fully stabilized portfolio of SFR and there are many risks that may cause Arlington to not meet these objectives. There can be no assurances that Arlington will stabilize its portfolio and achieve these illustrated returns. Net rental yield is lease revenue less property level operating expenses (excluding fixed asset depreciation) as a percentage of the home investment. Estimated annual home price appreciation ("HPA"). S&P/Case-Shiller US national Home Price Index has increased 4.24% per annum since 1987. Includes other direct G&A expenses and estimated partner fees including potential incentive fees.

Q3 2021 FINANCIAL RESULTS AND PORTFOLIO UPDATE

Q3 2021 Financial Highlights $0.03 GAAP net loss per diluted common share $0.06 non-GAAP core operating income (1) per diluted common share $5.97 book value per common share as of September 30, 2021 $0.07 per common share of book value accretion from the repurchase of 1.1 million shares of common stock Repurchased 3.3% of outstanding common shares during Q3 2021 Repurchased 15.5% of outstanding common shares program inception to date 1.8 to 1 “at risk” leverage ratio (2) as of September 30, 2021 Increased capital allocated to MSR related assets to 36% 31% total annualized return for Q3 2021 34% total annualized return for YTD Q3 2021 Successful launch of new investment strategy in SFR rental properties Obtained $150 million five-year financing facility at attractive fixed rate Completed a public offering of $37.8 million of 6.00% senior notes due 2026 and redeemed outstanding 6.625% senior notes due 2023 with an outstanding principal balance of $23.8 million A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 24. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Investment Portfolio Allocation as of September 30, 2021 Asset Allocation Investable Capital Allocation Capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Leverage ratio for MSR related assets reflects $11,548 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction. Reflects the Company’s net investment of $12,448 in a variable interest entity with gross assets and liabilities of $19,850 and $7,402, respectively, that is consolidated for GAAP financial reporting purposes. Excludes depreciation recognized pursuant to GAAP.

Agency MBS Investments Agency MBS Investment Portfolio as of September 30, 2021 (Dollars in thousands) Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt Calculated as [short-term secured financing collateralized by MBS +(-) net payable (receivable) for unsettled securities – allocated cash] divided by the allocated investable capital. Calculated as the sum of GAAP net interest income attributable to agency MBS, TBA dollar roll income, and interest rate swap net income (expense) divided by the weighted average amortized cost basis of agency MBS net of the weighted average balance of agency MBS repurchase agreement financing for the period, annualized.

MSR Related Assets MSR Related Assets as of September 30, 2021 (Dollars in thousands) AAIC has a strategic relationship with a licensed, GSE approved mortgage servicer that enables us to garner the economic return of an investment in an MSR purchased by the servicer For an MSR purchased by our partner, AAIC: purchases the excess servicing spread entitling the Company to servicing fees in excess of 12.5 basis points; and funds the balance of the MSR in exchange for an unsecured right to payment equal to the underlying base servicing fee of 12.5 basis points less the costs of servicing and any proceeds from the sale of the underlying MSR, less a monthly oversight fee and an annual incentive fee, if earned At our option, we can direct our partner to leverage our capital Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Reflects $11,548 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction.

Single-Family Residential Properties Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. SFR Investment Portfolio as of September 30, 2021 (Dollars in thousands) Committed to invest at least $50 million of capital to acquire approximately $200 million of SFR properties Partnering with a leading, experienced asset manager that will enable us to leverage our partner’s scale, intellectual capital and access to investment opportunities As of September 30, 2021, we had acquired 33 SFR properties for $9.4 million and had committed to acquire an additional 75 properties for $19.9 million To finance the purchase of SFR properties, we have entered into a $150 million five-year secured term debt facility: 18-month draw period 74% advance rate 2.76% fixed cost of funds limited recourse to AAIC

Mortgage Credit Investments Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Calculated as [short-term secured financing collateralized by mortgage credit investments +(-) net payable (receivable) for unsettled securities – allocated cash] divided by the allocated investable capital. Reflects the Company’s net investment in a consolidated VIE on a net basis. Reflects the Company’s net investment of $12,448 in a variable interest entity with gross assets and liabilities of $19,850 and $7,402, respectively, that is consolidated for GAAP financial reporting purposes on a net basis. Calculated as the sum of GAAP net interest income attributable to mortgage credit investments divided by the weighted average amortized cost basis of mortgage credit investments net of the weighted average balance of mortgage credit investment secured financing for the period, annualized. For mortgage credit investments in securities, includes contractual accrued interest receivable. Calculated as an inception-to-date annualized internal rate of return based upon our initial investment, cash received from the investment, cash paid for secured financing costs (if any) and assumes liquidation at quarter-end at an amount equal to estimated fair value plus accrued interest and the payoff of any secured financing and accrued interest thereon (if any). Mortgage Credit Investment Portfolio as of September 30, 2021 (Dollars in thousands)

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 24. Excludes the Company’s net investment in its consolidated VIE. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q3 2021 vs. Q2 2021 (2)

Book Value Per Share Rollforward Calculated based upon weighted average diluted common shares outstanding for the period. Calculated based upon common shares outstanding as of the end of the period. Excludes TBA dollar roll income which is included in non-GAAP core operating income. Excludes net interest income earned or expense incurred from interest rate swap agreements which is included in non-GAAP core operating income. Net of income tax provision (benefit) for TRS investment gain (loss), net.

ADDITIONAL FINANCIAL INFORMATION AND MARKET DATA Exhibit 99.2

Publicly Traded Capital Class A Common Stock Ticker: AAIC Exchange: NYSE Market Capitalization: $122 million (1) Senior Notes Due 2026 Ticker: AAIN Exchange: NYSE Per Annum Interest Rate: 6.00% Current Strip Yield per Annum: 6.03%(1)(2) Maturity Date: August 1, 2026 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AAIC PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 7.09%(1)(2) As of November 8, 2021. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AAIC PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum: 8.17%(1)(2) Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 6.67%(1)(2) Maturity Date: March 15, 2025

Balance Sheet Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock. Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Calculated as the sum of repurchase agreement financing, plus (less) any net payable (receivable) for unsettled securities, plus the net contractual forward price of TBA commitments, less cash compared to shareholders’ equity plus long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Reconciliation of GAAP Net Income to Non-GAAP Core Operating Income

Interest rate sensitivity of MBS and TBA commitments is derived from The Yield Book, a third-party model. Interest rate sensitivity of MSR financing receivables is derived from an internal model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) the effect of negative interest rates, (iii) no changes in MBS spreads, and (iv) no changes to the investment or hedge portfolio. Excludes changes in values to mortgage credit investments and single-family residential properties. Duration for agency MBS is derived from the Citi’s “The Yield Book,” a third-party model. Duration for MSR financing receivables is derived from an internal model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 6.3 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of September 30, 2021. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, and (ii) no changes to the investment or hedge portfolio. Interest Rate Sensitivity as of September 30, 2021 (1) Book Value Sensitivity to Interest Rates and Spreads Agency MBS Spread Sensitivity as of September 30, 2021 (4) Agency MBS and MSR Portfolio Net Duration Gap as of September 30, 2021

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg